UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

[  ] Preliminary Information Statement

[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X] Definitive Information Statement

HOUSE OF TAYLOR JEWELRY, INC.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[  ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)

  Title of each class of securities to which transaction applies:

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2)

  Aggregate number of securities to which transaction applies:

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3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

______________________________________________________________________________

4)

Proposed maximum aggregate value of transaction:

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5)

Total fee paid:

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[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)

Amount Previously Paid:

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2)

Form, Schedule or Registration Statement No.:

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3)

Filing Party:

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4)

Date Filed:

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HOUSE OF TAYLOR JEWELRY, INC.

9200 Sunset Boulevard, Suite 425

West Hollywood, California 90069

(310) 860-2660

Notice of Action by Written Consent of a

Majority of the Outstanding Common Shares

taken as of August 16, 2007

TO THE STOCKHOLDERS OF HOUSE OF TAYLOR JEWELRY, INC.

House of Taylor Jewelry, Inc., (“we” “us” “our” or “Company”) hereby gives notice to its stockholders that the holders of a majority of the Company’s outstanding shares of common stock (“Common Stock”), have taken action by written consent to:

•

approve the issuance of shares of common stock, and warrants exercisable into common stock in an amount greater than 20% of Company’s outstanding shares of common stock.

The stockholders have taken this action for the purposes of satisfying requirements of the Nasdaq Capital Market that require an issuer of listed securities to obtain prior stockholder approval if it sells or issues common stock (or securities convertible or exercisable into common stock) equal to 20% or more of the common stock or of the voting power outstanding before the issuance for less than the greater of book or market value of the common stock.

The stockholders have approved the corporate actions in lieu of a special meeting pursuant to Section 78.320 of the Nevada Revised Statutes [“NRS”], which permits any action that may be taken at a meeting of the stockholders to be taken by the written consent to the action by the holders of the number of shares of voting stock required to approve the action at a meeting.  All necessary corporate approvals in connection with the matters referred to in this information statement have been obtained.  This information statement is being furnished to all of our stockholders pursuant to Section 14(c) of the Securities and Exchange Act of 1934 (“Exchange Act”), and the rules thereunder, solely for the purpose of informing stockholders of these corporate actions before they take effect.  In accordance with Rule 14c-2 under the Exchange Act, the stockholder consent will take effect 21 calendar days following the mailing of this information statement.

This action has been approved by our Board of Directors and the holders of more than a majority of the Company’s common shares outstanding. Only stockholders of record at the close of business on August 17, 2007 are being given Notice of the Action by Written Consent. The Company is not soliciting proxies.

By Order of the Board of Directors of

HOUSE OF TAYLOR JEWELRY, INC.

/s/ Jack Abramov

Chairman, President and Chief Executive Officer

West Hollywood, California

August 30, 2007

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

HOUSE OF TAYLOR JEWELRY, INC.

9200 SUNSET BOULEVARD, SUITE 425

WEST HOLLYWOOD, CALIFORNIA 90069

INFORMATION STATEMENT

ACTION BY THE HOLDERS OF A MAJORITY OF SHARES

We are furnishing this Information Statement to all holders of our Common Stock, to provide you with information regarding, and a description of, an action which was taken by written consent in lieu of a special meeting of stockholders by the holders of a majority of our common stock on August 16, 2007, subject to the expiration of 20 days following the mailing of this Information Statement to our stockholders as required under Rule 14c-2 under the Exchange Act. Effective August 16, 2007, the holders of about 30,590,300 shares, or approximately 76% of the Company’s then outstanding shares of Common Stock, executed a written consent in accordance with Section 78.320 of the NRS, approving the issuance of up to 27,631,580 additional shares of our Common Stock.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being mailed on or about August 30, 2007 to stockholders of record on August 17, 2007 (the “Record Date”). This Information Statement is being delivered only to inform you of the corporate action described herein in accordance with Rule 14c-2 under the Exchange Act. As of the Record Date, there were 40,338,793 shares of our Common Stock, $.0001 par value per share, outstanding, each of which was entitled to one vote.

This is not a notice of a special meeting of stockholders and no stockholders meeting will be held to consider any matter described in this Information Statement.

Stockholders owning of record more than 76% of our outstanding common stock have irrevocably consented to the issuance of up to 27,631,580 shares of Common Stock.  The vote or consent of no other holders of our capital stock is required to approve this action.  Accordingly, no additional votes will be needed to approve this action.

ISSUANCE OF SECURITIES

The board of directors has concluded that it is in our best interests to secure additional financing before December 31, 2007. Effective August 17, 2007 we entered into a Purchase Agreement, with certain institutional and other accredited investors, under which we agreed to issue to them up to 6,119,737 shares of common stock and warrants that will allow them to purchase up to 9,179,605 shares of common stock (the “Warrants”). The term of the Warrants is 7 years and each of the Warrants allows the holder thereof to purchase one share of common stock at an exercise price of $0.95 per share. The exercise price of the Warrants and the number of shares issuable upon the exercise thereof, are subject to adjustment in certain circumstances, including if we issue shares of Common Stock or options, warrants or other rights to acquire Common Stock at a price per share less than the exercise price then in effect.  We expect to raise gross proceeds of approximately $5,813,750, and we intend to use proceeds towards (i) retiring our senior secured convertible notes; (ii) supporting an accounts receivable and credit facility and (ii) providing general working capital. Stockholders owning more than a majority of our shares have irrevocably authorized the issuance of up to 27,631,580 shares of our common stock in connection with this transaction. As of August 17, 2007 we had 40,338,793 shares of common stock issued and outstanding.  On completion of this financing, we expect to issue securities to qualified institutional investors and to a limited number of other individual accredited investors in a private placement exempt from the registration requirements of the Securities Act of 1933, as amended, and these securities may not be resold absent registration under the Securities Act or an exemption there from.  Certain of the persons who have currently executed the Purchase Agreement also acquired securities in our August 2005 placement (the “August 2005 Placement”). In connection with these transactions, we have agreed to amend certain warrants that these persons acquired in connection with the August 2005 Placement to (i) reduce the exercise price to $0.95 per share and (ii) extend the terms of those warrants to be concurrent with the expiration of the Warrants.

Our common stock is listed on the Nasdaq Capital Market and is subject to the NASD Marketplace Rules.  Under NASD Marketplace Rule 4350(i)(1)(D)(ii), we are required to obtain stockholder approval before issuing shares of our common stock (or securities convertible or exercisable into common stock) in an amount greater than 20% or more of our common stock outstanding before the issuance if the purchase price per share in such issuance is less than the greater of book or market value of our common stock.

The securities to be issued upon the completion of this financing will, if fully exercised, constitute more than 20% of our current common stock outstanding.  Certain officers, directors and principal stockholders have executed the Purchase Agreement to acquire securities on the same terms as other investors who purchase securities.

Pursuant to Rule 14c-2 under the Exchange Act, an action taken by stockholder consent will be effective 21 calendar days following the mailing of this Information Statement.  We have received irrevocable consents approving the transactions described above from stockholders owning over 30,590,300 shares of our common stock, constituting approximately 76% percent of our common stock issued and outstanding.  The vote or consent of no other holders of our capital stock is required to approve this action.  Accordingly, no additional votes will be needed to approve this action.

THIS INFORMATION STATEMENT IS NEITHER AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OF HOUSE OF TAYLOR JEWELRY INC. THE SECURITIES BEING ISSUED IN THE FINANCING ARE BEING ISSUED BY THE COMPANY IN A PRIVATE PLACEMENT IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION PURSUANT TO RULE 506 UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE SECURITIES REFERRED TO IN THIS INFORMATION STATEMENT HAVE NOT BEEN REGISTERED FOR SALE BY US UNDER THE SECURITIES ACT, OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD ABSENT REGISTRATION UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF.

INTEREST OF DIRECTORS AND OFFICERS

Our officers, directors and affiliates have participated in a previous financing on the same terms and conditions as other investors.  The following officers, directors, principal stockholders have executed the Purchase Agreement to acquire securities:

Name	Investment	Number of Shares	Number of Warrants
Interplanet Productions Ltd	$ 1,000,000	1,052,632	1,578,947
Jack Abramov	$ 65,000	68,421	102,632
Monty Abramov	$ 65,000	68,421	102,632
Rachel Abramov, Trustee Rachel & Raphael Abramov Family Trust	$ 70,000	73,684	110,526

NO DISSENTERS’ RIGHTS

Nevada law does not provide for dissenter’s rights in connection with the approval of the actions described in this information statement.

NO FURTHER ACTION IS REQUIRED

No other votes are necessary or required. We anticipate that the stockholder consent described in this information statement will become effective on or after September 19, 2007.

PRINCIPAL STOCKHOLDERS

The following table provides information relating to the beneficial ownership of our Common Stock as of August 17, 2007 by: (i) each stockholder known by us to own beneficially more than 5% of our Common Stock; (ii) each of our executive officers; (iii) each of our directors; and (iv) all of our directors and executive officers as a group. The percentages shown are based on 40,338,793 shares of common stock outstanding as of August 17, 2007.

Name and Address(1)	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares Beneficially Owned
Principal Stockholders
Interplanet Productions, Limited (2) c/o Reback Lee & Company, Inc. 12400 Wilshire Blvd, Suite 1275 Los Angeles, California 90025	14,204,688	35.2%
Sandbox Jewelry, LLC (3) 10900 Wilshire Boulevard, 15th Floor Los Angeles, California 90024	7,104,688	17.6%
Rachel Abramov, Trustee (4) Rachel & Raphael Abramov Family Trust	2,039,688	5.1%
Named Executive Officers and Nominees
Jack Abramov (5)	3,677,650	9.1%
Monty Abramov (5)	3,677,650	9.1%
Peter Mainstain (6)	75,000	*
Frank M. Devine (6)	84,500	*
Dr. Larry Chimerine (6)	125,000	*
John Moretz	----------
Bob Rankin	----------
All current executive officers and directors as a group (7 persons)	7,639,800	18.9%
* Less than 1%

(1)

Unless otherwise indicated the address for all persons is 9200 Sunset Boulevard, Suite 425, west Hollywood, California 90069.

(2)

Beneficially owned by Dame Elizabeth Taylor, and, based on the initial conversion prices thereof, gives effect to 31,250 shares issuable on conversion of convertible notes and 23,438 shares issuable on  exercise of  warrants.

(3)

Beneficially owned by Kathy Ireland Worldwide; Kathy Ireland is the chief executive and controlling shareholder of Kathy Ireland Worldwide; and, based on the initial conversion prices thereof, gives effect to 31,250  shares issuable on conversion of convertible notes and 23,438 shares issuable on  exercise of  warrants.

(4)

Gives effect, based on the initial conversion prices thereof, to 11,250 shares issuable on conversion of convertible notes and 8,438 shares issuable on  exercise of  warrants.

(5)

Gives effect, based on the initial conversion prices thereof,  to 10,000  shares issuable on conversion of convertible notes and 7,500 shares issuable on  exercise of  warrants.

(6)

Includes 75,000 options exercisable within the next 60 days, notwithstanding the exercise price of $5.80 per share.

COPIES OF INFORMATION STATEMENT

Only one Information Statement is being delivered to multiple security holders sharing an address unless we have received contrary instructions from one or more of the security holders. We hereby undertake promptly to deliver, upon written or oral request, a separate copy of this Information Statement to a security holder at a shared address to which a single copy of the Information Statement was delivered. In order to request additional copies of this Information Statement or to request delivery of a single copy of this Information Statement if you are receiving multiple copies, please contact us by mail at 9200 Sunset Boulevard, Suite 425, West Hollywood, California 90069, Attn: Investor Relations, or by phone at (310) 860-2660.

 ADDITIONAL INFORMATION

We file annual reports on Form 10-KSB, quarterly reports of Form 10-QSB, current reports on Form 8-K, proxy statements and other information with the SEC under the Exchange Act. You may read and copy this information at the SEC’s Public Reference Room at 100 F Street, NE, Washington, D.C. 20549. Please call the SEC at (800) 732-0330 for further information on the operation of the SEC’s Public Reference Room. The SEC also maintains an internet site that contains reports, proxy statements and other information about issuers, like us, who file electronically with the SEC. The address of the SEC’s web site is www.sec.gov.

The following documents as filed with the Commission by the Company are incorporated herein by reference:

Annual Report on Form 10-KSB for the year ended December 31, 2006;

Quarterly Report on Form 10-QSB for the quarter ended March 31, 2007;

Quarterly Report on Form 10-QSB for the quarter ended June 30, 2007; and

Current Report on Form 8-K dated as of August 20, 2007.